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            SUPPLEMENT DATED FEBRUARY 19, 2001 TO THE STATEMENT OF
                        ADDITIONAL INFORMATION ("SAI")

                OF THE NEW ENGLAND ZENITH FUND DATED MAY 1, 2000


Note: Defined terms used in this Supplement and not defined herein are used as they are defined in the SAI.

I. The following replaces the first paragraph of the section entitled "Distribution Agreement" on page 49 of the SAI:

    Under a Distribution Agreement with the Fund, New England Securities Corporation (the "Distributor"), a Massachusetts corporation, serves as the general distributor of shares of each class of each Series, which are sold at net asset value without any sales charge. The offering of each Series' shares is continuous. Shares are offered for sale only to certain insurance company separate accounts. The Distributor receives no compensation from the Fund or purchasers of the Series' shares for acting as distributor of such shares. The agreement does not obligate the Distributor to sell a specific number of shares. The Distributor is an indirect wholly owned subsidiary of NEF.

     The Distributor distributes the Class A shares (the initial shares) for all Series of the Fund, Class B shares for the Harris Oakmark Mid Cap Value Series ("Mid Cap Value") and Class E shares for the Davis Venture Value Series ("Venture Value"). Pursuant to the Class B and Class E Distribution and Services Plan (the "Plan"), the Fund may pay the Distributor a fee (the "Service Fee") at an annual rate not to exceed 0.25% of each Series' average daily net assets attributable to the Class B shares and Class E shares. The Distributor may pay all or any portion of the Service Fee in respect of a Class of any Series to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such Class and/or the maintenance of shareholder accounts, and may retain all or any portion of the Service Fee in respect of such Class as compensation for providing personal services to investors in such Class and/or the maintenance of shareholder accounts. All such payments are intended to qualify as "service fees" as defined in Rule 2830 of the NASD Conduct Rules (the "NASD Rule").

     Under the Distribution Agreement, Service Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares.

     The Plan authorizes each Series to pay to the Distributor in addition to the Service Fee a fee (the "Distribution Fee" and together with the Service Fee, the "Fees") at an annual rate of up to 0.25% of the Series' average daily net assets attributable to the Class B shares and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Fund currently pays no Distribution Fee with respect to any Class.

     The Distributor may pay all or any portion of the Distribution Fee in respect of a Class of any Series to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such Class, and may retain all or any portion of the Distribution Fee in

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respect of such Class as compensation for the Distributor's services as principal underwriter of the shares of such Class. All such payments are intended to qualify as "asset-based sales charges" as defined in the NASD Rule.

     The Plan is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Trustees of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plan. The Fees payable with respect to a particular Class of a Series may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other Class of any Series. Subject to the foregoing sentence, some or all of the Distribution Fee paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B shares and Class E shares, including but not limited to the following:

     (a) compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a Class of shares;

     (b) printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts ("Variable Contracts") investing indirectly in a Class of shares of the Fund;

     (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts;

     (d) expenses relating to the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

     (e) expenses of holding seminars and sales meetings designed to promote the distribution of a Class of shares of the Fund;

     (f) expenses of obtaining information and providing explanations to Variable Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Series and Classes, including the performance of the Series;

     (g)  expenses of training sales personnel regarding the Fund; and

     (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Fund.

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     The Board of Trustees, including the trustees who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees"), has determined, in the exercise of its reasonable business judgment, that the Plan is reasonably likely to benefit the Fund and its shareholders and has approved the Plan's adoption. The Fund anticipates that the Plan will enhance the sales of Class B shares and Class E shares and increase or help to maintain the assets of each Series, which over time, may allow the shareholders and beneficial owners to benefit from certain economies of scale with respect to fixed costs of the Series.

     The Plan and any related agreement that is entered into by the Fund in connection with the Plan will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the preparation of the Plan or in any agreements relating to the Plan ("Qualified Trustees") or, with respect to any class by a vote of the outstanding voting securities of that class, cast in person at a meeting called for the purpose of voting on the Plan or any such related agreement. Also, the Plan and any such related agreement may be terminated, with respect to any Class, at any time by vote of a majority of the outstanding shares of that Class of that Series or by vote of a majority of the Qualified Trustees. The Plan also provides that it may not be amended, with respect to any Class of any Series, to increase materially the amount of Fees payable thereunder without the approval of such Class of shares.


II. The following is added to the section entitled "Fund Performance" on page 36 of the SAI:

     Average annual total returns for Class B shares of Mid Cap Value and Class E shares of Venture Value for the following periods ended 12/31/00 are as follows(1):

                                                                  SINCE
    SERIES                   ONE YEAR        FIVE YEARS        COMMENCEMENT
-------------------------------------------------------------------------------
Mid Cap Value                 20.3%             9.3%              11.6%
  Class B
-------------------------------------------------------------------------------
Venture Value                  9.3%            19.7%              21.4%
  Class E
-------------------------------------------------------------------------------

------------
(1) Performance information shown is the performance information of Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

III. The following is added to the section entitled "Calculations of Yield and Total Return" under the subheading "Calculation of Total Return" on page 37 of the SAI:

     The SEC standardized total return for the Class B shares and Class E shares of each Series is the SEC standardized total of the Class A shares of that Series adjusted for the expenses allocable to the relevant Class of shares. The Fund may also advertise, or provide to the Separate Accounts, other non-standardized Class B or Class E total returns of the same types the Fund

                                                                               3
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advertises or provides with respect to Class A.  The Fund may also advertise or provide non-standardized total return for the Class B shares or Class E shares of a Series as of the date of inception of such Class of shares.


IV. The following replaces the first two sentences in the third paragraph of the section entitled "Description of the Fund" on page 52 of the SAI:

     The Declaration of Trust also permits the Trustees to establish one or more additional classes of shares of each Series consistent with Rule 18f-3 under the 1940 Act.


V. With respect to Venture Value and Mid Cap Value, all references in the SAI to Net Asset Value ("NAV") include separate NAVs for Class A shares of each Series, Class B shares of Mid Cap Value and Class E shares of Venture Value.


VI. The following is added to the section entitled "Voting Rights" on page 53 of the SAI:

     The shareholders of each Class of each Series shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that Class' distribution or shareholder services arrangements and shall have separate voting rights on any matter in which the interests of one Class differ from the interests of any other Class entitled to vote on such matter.





VII. The following is added to the section entitled "Financial Statements" on page 55 of the SAI:

     The financial statements of the Fund included in the Fund's Semi-Annual Report dated June 30, 2000 are incorporated herein by reference.


VIII. The following is added to the section entitled "Expense Deferral Arrangement" on page 40 of the SAI:

     NEIM has agreed to a similar expense deferral arrangement relating to the Class B shares and Class E shares of each Series, taking into account the Service Fees. Under such arrangement no Series is obligated to repay any expense paid by NEIM more than two years (three in the case of Investors Series and Research Managers Series) years after the end of the fiscal year in which such expense was incurred.


IX. The following replaces the fifth paragraph of the section entitled "Advisory Arrangements" on page 43 of the SAI:

     Back Bay Advisors, formed in 1986, is a limited partnership whose sole general partner, Back Bay Advisors, Inc., is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. which in turn is a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. CDC IXIS Asset Management North America, L.P. owns the entire limited partnership interest in Back Bay Advisors. CDC IXIS Asset Management North America, L.P. is a subsidiary of CDC Asset Management. CDC Asset Management is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution. As of September 30, 2000, CDC IXIS Asset Management North America, L.P.'S 18 principal subsidiary or affiliated asset management firms, collectively, had more than $130 billion in assets under management. Back Bay Advisors provides investment management services to institutional clients, including other registered investment companies and accounts of NEF and its affiliates. Back Bay Advisors specializes in fixed-income management and currently manages over $5 billion in total assets; it is subadviser to the Managed, Bond Income and Money Market Series.

XI. All references in the SAI to Nvest Companies, L.P. are changed to CDC IXIS Asset Management North America, L.P.
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